Exhibit 10.65

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

July 10, 2009

ConocoPhillips Company

505 N. Big Spring Street, Suite 600

Midland, TX 79701

Attention: Mark Hunter

Re:       Resaca Contract Number: RES-0016LS
ConocoPhillips Contract Number:

Resaca and ConocoPhillips mutually agree to amend the subject contract by end-dating the Grand Clearfork Unit effective August 1, 2009. All other terms and conditions remain unchanged.

QUALITY:	West Texas Sour type crude oil.

TERM:	September 1, 2008 through September 30, 2008 and continuing thereafter until cancelled by either party with 30 days written notice.

QUANTITY:	All Resaca Exploitation, Inc.’s owned or controlled interest in the leases as represented by the attached Exhibit A. The current volume is estimated to be approximately 550 barrels per day.

DELIVERY:	Title and risk of loss shall transfer to ConocoPhillips as the crude exits the lease tankage into ConocoPhillips’s designated carrier.

PRICE:

ConocoPhillips shall hold the basic Division Order and pay Resaca and Resaca’s burdens for each barrel of crude oil delivered ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** less the transportation and handling deduction listed on the attached Exhibit A. For pricing purposes all oil shall be considered to have been delivered in “equal daily quantities”.

CONTACTS:	Resaca Marketing: Mary Frances Deibert, 713-753-1428 or fax 713-759-0805 ConocoPhillips Marketing: Mark Hunter, 432-682-8241 or fax (432) 686-7922

PAYMENT:

Payment shall be made based on crude oil pipeline meter statements or crude oil run tickets by wire transfer or other electronic transfer of funds on or before the 20th of the month following the month of delivery Wire transfer instructions are:

Amegy Bank Texas
ABA: 113011258
A/C: 51895680
Account of Resaca
Reference: Lease Payment Detail

CREDIT:

ConocoPhillip’s compliance with Resaca’s credit policies and requirements shall be a condition precedent to Resaca’s obligation to deliver crude oil under this Agreement. Furthermore, when reasonable grounds for insecurity of payment

1331 LAMAR, SUITE #1450  HOUSTON, TEXAS 77010-3039

MAIN: 713.650.1246  FAX: 713.655.1711

WWW.RESACAEXPLOITATION.COM

anse, Resaca may demand adequate assurance of payment, including, but not limited to, letters of credit, surety bonds or other guarantees acceptable to Resaca.

GENERAL
PROVISIONS:	All other terms and conditions not specifically stated shall be governed by Conoco’s General Provisions dated January 1, 1993.

Please acknowledge your acceptance of this amendment by executing both originals provided and returning one for our records within 10 (ten) business days.

Agreed to and accepted by:

Resaca Exploitation, Inc.	ConocoPhillips Company

/s/ Ralph E. Carthrae	/s/ Mark Hunter
Ralph E. Carthrae	Name
Vice President	LEASE CRUDE RED. - CONOCOPHILLIPS.
Title
July 13, 2009	7/17/2009
Date	Date

Exhibit A

Contract RES-0016LS between
Resaca Exploitation, Inc. (Buyer) and ConocoPhillips Company (Seller)
Effective September 1, 2008
as amended July 10, 2009

Effective Date	End Date	Lease Name	Operator	County	State	Percent	Transportation and Handling Deduction(1)
9/1/2008		Cooper Jal Unit	Torch	Eddy	NM	90.608586	*****
9/1/2008		Edwards Field Grayburg Unit	Torch	Ector/Crane	TX	100	*****
9/1/2008	8/1/2009	Grand Clearfork Unit	Torch	Pecos	TX	100	*****
9/1/2008		Eva Kayser	Torch	Ector	TX	100	*****

(1) CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY RESACA EXPLOITATION, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.